SUPPLEMENT DATED DECEMBER 29, 2000 TO THE PROSPECTUS
            FOR FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON ASSET STRATEGY FUND, is amended with the following changes, which will become effective March 1, 2001:

     I. (Page T A-1) Replace the last paragraph of the section "Main Investments" under "Goals and Strategies" with the following: The fund's debt investment will focus on "investment grade" securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or , if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") and may invest up to 10% in debt securities that are in default at the time of pur chase. These are issues that are rated B or lower , or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. II. (Page T A-2) Replace the "Credit" section under "Main Risks" with the following:

     CREDIT An issuer may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

     LOWER-RATED   SECURITIES   Junk  bonds   generally   have  more  risk  than
     higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially , and are more likely to encounter financial difficulties and to be more vulnerable to changes in the economy , such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment in a defaulted bond. The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity , large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                               TA-122900

PAGE

                       SUPPLEMENT DATED DECEMBER 29, 2000
                              TO THE PROSPECTUS FOR
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                DATED MAY 1, 2000

     The prospectus, with respect to TEMPLETON GLOBAL INCOME SECURITIES FUND, is amended by replacing the second paragraph of the section "Main Investments" under "Goals and Strategies" (page TGI-1) with the following changes, which will become effective March 1, 2001: The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's(R)) or , if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt
     securities   ("junk   bonds"),  including debt from emerging  markets'
     governments or companies, and may invest up to 10% in debt securities that are in default at the time of purchase. These are issues that are rated B or lower, or if unrated, determined by the fund's manager to be comparable.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 TGI 122900




PAGE






                       SUPPLEMENT DATED DECEMBER 29, 2000
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                DATED MAY 1, 2000

The Statement of Additional Information is amended as follows:

I. In the section "Goals and Strategies," in the discussion for TEMPLETON ASSET STRATEGY FUND, the fourth paragraph, beginning "Lower rated securities" is deleted.

II. The "Management and Other Services" section is amended by adding, following the disclosure that Templeton Investment Counsel, Inc., serves as investment adviser to the TEMPLETON INTERNATIONAL SECURITIES FUND, the following:

Peter A. Nori, CFA, has been a manager of the Templeton International Securities Fund since November, 1999. He was a manager of the Templeton International Equities Fund from 1996 until its merger and reorganization into the Templeton International Securities Fund on May 1, 2000. Mr . Nori has been with the Franklin Templeton Group since 1987 .

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                          FTVIPT SAI-122900